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                                                                      Exhibit 21
                            Significant Subsidiaries

Listed below are the significant first tier subsidiaries of the Registrant, along with the total number of subsidiaries directly or indirectly owned by each as of December 23,1996. Certain second and third tier subsidiaries, though included in the numbers, are also shown by name. Ownership is 100% unless otherwise indicated. The business activities of the subsidiaries have been keyed as follows: (a) Oilfield Services, (b) Measurement & Systems, (c) Omnes, (d) Other.

                                                           US       Non-US

SCHLUMBERGER B.V., Netherlands (d)                                     * 38 (a)
                                                                      ** 85 (b)
                                                                      *** 4 (c)
                                                                          9 (d)
   SERVICES PETROLIERS SCHLUMBERGER, S.A., France (a)
   SCHLUMBERGER INDUSTRIES, France (b)
   SCHLUMBERGER CANADA LIMITED, Canada (a) (b)
   SCHLUMBERGER PLC, U.K. (d)
   SCHLUMBERGER HOLDING GmbH, Germany (a) (b)
       AEG ZAHLER GmbH (b)
       PRAKLA SEISMOS GmbH, Germany (a)
   OMNES B.V., Netherlands (c)
       OMNES S.A., France (c)

SCHLUMBERGER ANTILLES N.V., Netherlands Antilles (a)                     8 (a)

   SEDCO FOREX OFFSHORE INTERNATIONAL LIMITED Netherlands Antilles (a) SCHLUMBERGER OFFSHORE SERVICES LIMITED Netherlands Antilles (a)

SCHLUMBERGER OILFIELD HOLDINGS LIMITED, B.V.I. (a)                **** 137 (a)
                                                                         2 (d)
   DOWELL SCHLUMBERGER CORPORATION, B.V.I. (a)
   SCHLUMBERGER HOLDINGS LIMITED, B.V.I. (a) (b) (d)
       SCHLUMBERGER OVERSEAS, S.A., Panama (a) (d)
       SCHLUMBERGER SURENCO, S.A. Panama (a)
       ANADRILL HOLDINGS LIMITED, B.V.I. (a)
   SCHLUMBERGER SEISMIC HOLDINGS LIMITED, B.V.I. (a)
   SEDCO FOREX HOLDINGS LIMITED, B.V.I. (a)

SCHLUMBERGER TECHNOLOGY CORPORATION, Texas (a)             4 (a)
                                                     ***** 9 (b)
                                                    ****** 2 (c))
                                                           3 (d)
   SCHLUMBERGER TECHNOLOGIES, INC., Delaware (b)
       SCHLUMBERGER MALCO, INC. (b)
   SCHLUMBERGER INDUSTRIES, INC., Delaware (b)
   SCHLUMBERGER COMMUNICATIONS, INC., Delaware (c)
       OMNES, Delaware (c)

GECO A.S., Norway (a)                                                   3 (a)


*       Includes four less-than 100% owned subsidiaries which are not named.
** Includes four 50% owned subsidiaries and thirteen other less-than 100% owned subsidiaries which are not named.
***     Includes two 50% owned subsidiaries, one of which is named.
**** Includes two 50% owned subsidiaries and eleven other less-than 100% owned subsidiaries which are not named.
*****   Includes one 50% owned subsidiary which is not named.
******  Includes one 50% owned subsidiary which is named.

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